UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(0) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2025

LeMaitre Vascular, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue	01803
Burlington, Massachusetts	(Zip Code)
(Address of Principal Executive Offices)

(781) 221-2266
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LMAT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. D

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)      On June 2, 2025, the Company held its 2025 Annual Meeting of Stockholders (the "Annual Meeting"). A total of 22,594,362 shares of the Company's common stock were entitled to vote as of April 8, 2025, the record date for the Annual Meeting, of which 21,068,573 shares were present in person or represented by proxy at the Annual Meeting.

(b)      Matters voted upon by the stockholders at the Annual Meeting were: (i) the election of three Class I directors nominated by the Board of Directors for three-year terms; (ii) an advisory vote on the compensation of the Company's named executive officers; (iii) an advisory vote on the frequency of future advisory votes on executive compensation; and (iv) the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2025.

Set forth below is information concerning each matter submitted to a vote at the Annual Meeting.

Proposal No.1 – Election of Directors

By a majority of votes cast, the stockholders elected the following three nominees as Class I directors for a term of three years expiring upon the 2028 Annual Meeting of Stockholders or until their successor has been duly elected and qualified. George W. LeMaitre received a vote of 18,389,000.35701 shares for, 1,621,733 shares withheld and 1,057,839 broker non-votes. David B. Roberts received a vote of 18,223,556 shares for, 1,787,178 shares withheld and 1,057,839 broker non-votes. Martha Shadan received a vote of 15,217,924 shares for, 4,792,810 shares withheld and 1,057,839 broker non-votes.

Proposal No. 2 – Advisory Vote on Executive Compensation

By a majority of votes cast, the stockholders approved, on an advisory basis, the Company's executive compensation by a vote of 19,060,967 shares for and 913,117 shares against, 36,649 shares abstaining, and 1,057,839 broker non-votes.

Proposal No.3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

By a majority of votes cast, the stockholders approved, on an advisory basis, a frequency of “1 Year” for future advisory votes on executive compensation by a vote of:

1 Year:	16,990,007
2 Years:	18,302
3 Years:	2,972,329
Abstain:	30,096

Proposal No.4 – Ratification of the Selection of Independent Registered Public Accounting Firm

By a majority of votes cast, the stockholders ratified the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025, with a vote of 21,006,527 shares for, 43,143 shares against, and 18,903 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2025	LEMAITRE VASCULAR, INC.
	By:	/s/ Dorian P. LeBlanc
Name: Dorian P. LeBlanc
Title: Chief Financial Officer